Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,289.54
Total Transaction Valuation	14,954,541.80
Total Offset Amount	0.00
Net Fee	$ 2,289.54